ARMOUR RESIDENTIAL REIT, Inc. Company Update March 18, 2014

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman. Transparency and Governance 3 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Residential Management LLC. • Accretive fee structure: effective fee percentage declines as equity increases. • Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised. • Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised. • Current weighted average fee is 1.026% (per annum) of gross equity raised. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 357,026,413 shares of common stock outstanding (NYSE: “ARR”). • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Market capitalization of $1.5 billion of common and $192.9 million of preferred. • 17,371,003 shares have been repurchased since May 15, 2013 . • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The 2014 monthly common stock dividend rate is $0.05 per month. • Dividend schedule is on the following page. Information as of 3/18/2014.

ARMOUR 2014 Monthly Dividend Schedule 4 Month Dividend Holder of Record Date Payment Date January 2014 $0.05 January 15, 2014 January 30, 2014 February 2014 $0.05 February 14, 2014 February 27, 2014 March 2014 $0.05 March 17, 2014 March 28, 2014 April 2014 $0.05 April 15, 2014 April 29, 2014 May 2014 $0.05 May 15, 2014 May 29, 2014 June 2014 $0.05 June 16, 2014 June 27, 2014 July 2014 $0.05 July 15, 2014 July 30, 2014 August 2014 $0.05 August 15, 2014 August 29, 2014 September 2014 $0.05 September 15, 2014 September 29, 2014 October 2014 $0.05 October 15, 2014 October 30, 2014 November 2014 $0.05 November 17, 2014 November 26, 2014 December 2014 $0.05 December 15, 2014 December 30, 2014

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 4.35 gross asset duration. • -3.26 hedge duration. • 1.09 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $15.3 billion in derivatives (swaps, swaptions, and futures). • 93.5% of assets hedged with derivatives. • 101.6% of repurchase agreements hedged with derivatives. Hold 40% of unlevered equity in cash between prepayment periods. • $1,103.5 million in total liquidity. • $498.7 million in true cash. • $454.9 million in unlevered securities. • $149.9 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $15.1 billion in net REPO borrowings. • 7.9 x Q4 2013 shareholders’ equity. 5 Assets Duration Hedging Liquidity Leverage Information as of 3/14/2014.

ARMOUR Portfolio Strategy and Investment Methodology 6  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1000 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography.  Pool Analysis • NO TBA pools – Only specified pools. • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 3/14/2014.

ARMOUR Portfolio Composition 7 Information as of 3/14/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. Agency Multifamily Ballooning in 120 Months or Less 123.5$ 0.8% 3.57/4.99 Fixed Rates Maturing in 120 Months or Less 1.5$ 0.0% 5.34/5.91 Fixed Rates Maturing Between 121 and 180 Months 10,009.3$ 61.8% 3.28/3.76 Fixed Rates Maturing Between 181 and 240 Months 4,763.1$ 29.4% 3.52/4.03 Fixed Rates Maturing Between 301 and 360 Months 1,293.9$ 8.0% 4.00/4.53 Total 16,191.3$ 100.0% 3.41/3.91 Current Value (millions) Percentage of Fixed Rate Securities Weighted Average Net/Gross Fixed Rate Securities 0-18 150.3$ 73.1% 3.78/4.25 9 19-36 47.7$ 23.2% 3.99/4.34 25 37-48 7.5$ 3.7% 3.80/4.32 41 To al 205.5$ 100.0% 3.83/4.27 14 ARM & Hybrid Securities Months to Reset Current Value (millions) Weighted Average Months to Reset Percentage of ARM & Hybrid Securities Weighted Average Net/Gross Coupon

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 8 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR Portfolio and Derivatives Duration Detail 9 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. Information as of 3/14/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. Assets 16,396.8$ 93.5% Net Repo Balance 15,099.7$ 101.6% Amount (millions) Total Hedge % Agency Assets 4.35 Interest Rate Swaps & Eurodollar Futures -3.01 Interest Rate Swaptions -0.25 Net Balance Sheet Duration 1.09 Duration Contribution to Balance Sheet ARMs & Hybrids 205.5$ 104.7% 106.2% 3.83/4.27 1.46 Agency Multifamily Ballooning in 120 Months or Less 123.5$ 103.2% 103.8% 3.57/4.99 7.46 Fixed Rates Maturing in 120 Months or Less 1.5$ 105.5% 107.6% 5.34/5.91 2.58 Fixed Rates Maturing Between 121 and 180 Months 10,009.3$ 104.4% 104.7% 3.28/3.76 4.04 Fixed Rates Maturing Between 181 and 240 Months 4,763.1$ 105.5% 103.5% 3.52/4.03 4.81 Fixed Rates Maturing Between 301 and 360 Months 1,293.9$ 107.0% 104.7% 4.00/4.53 5.71 Total r Weight d Average 16,396.8$ 104.9% 104.4% 3.42/3.91 4.39 Agency Asset Class Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Weighted Average Net/Gross Estimated Effective Duration Using Current Values

ARMOUR Derivatives Detail 10 Active swap/swaption counterparties include: Citibank, N.A., Credit Suisse International, Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A. Information as of 3/14/2014. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 11 155.0$ 1.69 Interest Rate Swap 13-24 Months 19 1,575.0$ 1.08 Interest Rate Swap 25-36 Months 26 2,100.0$ 1.27 Interest Rate Swap 37-48 Months 44 650.0$ 0.80 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 71 300.0$ 1.48 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 0 -$ 0.00 Interest Rate Swap 97-108 Months 104 5,250.0$ 1.79 Interest Rate Swap 109-120 Months 0 -$ 0.00 Eurodollar Futures 0-18 Months 10 55.0$ 1.97 Total or Weighted Average 68 $ 10,085.0 1.50 Interest Rate Swaptions Underlying Swap Term Weighted Average Remaining Option Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swaptions 60 Months 7 4,000.0$ 2.73 Interest Rate Swaptions 120 Months 6 1,250.0$ 3.63 Total or Weighted Average 7 $ 5,250.0 2.94

ARMOUR REPO Composition 11 (1) ARMOUR has signed MRAs with 37 counterparties. (2) These are one-year trades with the rate resetting every three months. Information as of 3/14/2014. Some totals may not foot due to rounding. Weighted Average Repo Rate 0.38% Weighted Average Haircut 4.94% Debt to Q4 2013 Shareholders' Equity Ratio 7.9 1 J.P. Morgan Securities LLC 1,147.2$ 7.6% 39 55 2 Merrill Lynch, Pierce, Fenner & Smith Inc. 1,065.9$ 7.1% 39 74 3 BNP Paribas Securities Corp. 1,012.8$ 6.7% 73 153 4 Wells Fargo Bank, N.A. 702.9$ 4.7% 16 31 5 Barclays Capital Inc. 924.2$ 6.1% 55 66 6 ICBC Financial Services LLC 917.0$ 6.1% 25 53 7 Mitsubishi UFJ Securities (USA), Inc. 781.3$ 5.2% 42 56 8 Credit Suisse Securities (USA) LLC 775.6$ 5.1% 55 67 9 Nomura Securities International, Inc. 710.8$ 4.7% 44 62 10 Citibank, N.A. (2) 700.0$ 4.6% 67 91 11 The Bank of Nova Scotia 694.3$ 4.6% 42 56 12 RBS Securities Inc. 657.3$ 4.4% 38 90 13 Morgan Stanley & Co. LLC 595.6$ 3.9% 49 61 14 South Street Securities LLC 484.7$ 3.2% 6 14 15 Royal Bank of Canada 459.4$ 3.0% 52 66 16 Daiwa Securities America Inc. 429.6$ 2.8% 61 74 17 Citigroup Global Markets Inc. 413.1$ 2.7% 48 66 18 Mizuho Securities USA Inc. 370.1$ 2.5% 11 45 19 ING Financial Markets LLC 359.5$ 2.4% 13 21 20 CRT Capital Group LLC 336.7$ 2.2% 12 12 21 Natixis Financial Products LLC 312.4$ 2.1% 27 74 22 KGS-Alpha Capital Markets, L.P. 289.9$ 1.9% 38 61 23 UBS Securities LLC 277.1$ 1.8% 44 75 24 Goldman, Sachs & Co. 203.4$ 1.3% 57 74 25 Guggenheim Securities, LLC 203.1$ 1.3% 7 21 26 Pierpont Securities LLC 174.5$ 1.2% 61 66 27 Deutsche Bank Securities Inc. 79.3$ 0.5% 27 27 28 E D & F Man Capital Markets Inc. 12.3$ 0.1% 59 59 29 The Bank of New York Mellon 10.0$ 0.1% 3 3 T tal or Weighted Average 15,099.7$ 100.0% 41 Longest Maturity in Days Weighted Average Maturity in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1)

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340